Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GenMark Diagnostic, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), we, Hany Massarany, President and Chief Executive Officer of the Company, and Scott Mendel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 6, 2015	By:	/s/ Hany Massarany
Hany Massarany
President and Chief Executive Officer

Date:	August 6, 2015	By:	/s/ Scott Mendel
Scott Mendel
Chief Financial Officer